UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 2, 2013

Noble Corporation plc

(Exact name of Registrant as specified in its charter)

England and Wales	000-53604	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place, London	W1J 8AJ
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3008 7597

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On December 2, 2013, Roger B. Hunt, Senior Vice President – Marketing and Contracts of Noble Corporation plc (the “Company”), advised the Company that he is retiring effective March 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2013

NOBLE CORPORATION PLC

By:	/s/ James A. MacLennan
James A. MacLennan
Senior Vice President and Chief Financial Officer